UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Decibel Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Decibel Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 13, 2023 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/DBTX for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/DBTX SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/DBTX TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/DBTX The Notice, Proxy Statement and Annual Report can be viewed online. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 02, 2023. To order paper materials, use one of the following methods. Decibel Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 13, 2023. For Stockholders of record as of April 17, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/DBTX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Decibel Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. The election of one Class II director, Saraswathy Nochur, Ph.D., to serve for a three-year term expiring at the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified. 1.01 Saraswathy Nochur, Ph.D. 2. The approval of an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Note: The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet.